UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2019

NanoFlex Power Corporation

(Exact name of registrant as specified in its charter)

Florida	333-187308	46-1904002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15333 N. Pima Road, Suite 305

Scottsdale, AZ 85260

(Address of Principal Executive Offices)

480-585-4200

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OPVS	OTC

Item 1.01	Entry into a Material Definitive Agreement.

JSJ Investments Financing

On October 29, 2019, the NanoFlex Power Corporation, a Florida corporation (the “Company”) issued to JSJ Investments Inc. (“JSJ”) a convertible promissory note (the “JSJ Note”) in the aggregate principal amount of $61,000 and received a net amount of $58,000.  The JSJ Note entitles the holder to 12% interest per annum and matures on October 29, 2020.

Pursuant to the JSJ Note, after the date that is 180 days from issuance of the JSJ Note, JSJ may convert all or a portion of the outstanding principal of the JSJ Note shares of common stock, $0.0001 par value per share (the “Common Stock”) of the Company at a fixed price equal to $0.25 per share. JSJ may not convert the JSJ Note to the extent that such conversion would result in beneficial ownership by JSJ and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the JSJ Note within 90 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 135%; if such prepayment is made between the 91st day and the 120th day after the issuance of the JSJ Note, then such redemption premium is 140%; if such prepayment is made from the 121st to the 180th day after issuance, then such redemption premium is 145%; if such prepayment is made at any time thereafter, such redemption premium is 150%.

At all times, the Company must have reserved the amount of shares of Common Stock equal to at least 800% of the number of shares of Common Stock issuable upon conversion of the JSJ Note.

MorningView Financing

On October 24, 2019, the Company entered into a Securities Purchase Agreement (the “MorningView SPA”) MorningView Financial, LLC (“MorningView”) pursuant to which MorningView agreed to purchase a convertible promissory note (the “MorningView Note”) in the aggregate principal amount of $75,000. On October 24, 2019, the Company issued the MorningView Note and received a net amount of $75,000. The MorningView Note entitles the holder to 12% interest per annum and matures on October 24, 2020.

Under the MorningView Note, MorningView may, at any time, convert all or a portion of the outstanding principal of the MorningView Note into shares of Common Stock at a fixed price equal to $0.25 per share during the first 180 days following the issuance of the MorningView Note. Thereafter, the conversion price per share shall be equal to lower of (i) the closing price of the Common Stock on the trading day immediately prior to the date of issuance of the MorningView Note and (ii) 60% of the lowest trading price during the 20 prior trading days, provided, however, that if the Common Stock is not deliverable by DWAC, the conversion price shall be reduced by 10%. MorningView may not convert the MorningView Note to the extent that such conversion would result in beneficial ownership by MorningView and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the MorningView Note within 90 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 115%; if such prepayment is made between the 91st day and the 120th day after the issuance of the MorningView Note, then such redemption premium is 130%; if such prepayment is made from the 121st to the 150th day after issuance, then such redemption premium is 135%; if such prepayment is made from the 151st to the 180th day after issuance, then such redemption premium is 140%. After the 180th day following the issuance of the MorningView Note, there shall be no further right of prepayment.

At all times, the Company must have reserved the amount of shares of Common Stock equal to at least 400% of the number of shares of Common Stock issuable upon conversion of the MorningView Note.

Auctus Financing

On October 28, 2019, the Company entered into a Securities Purchase Agreement (the “Auctus SPA”) with Auctus Fund, LLC (“Auctus”) pursuant to which Auctus agreed to purchase a convertible promissory note (the “Auctus Note”) in the aggregate principal amount of $150,000.  On October 28, 2019, the Company issued the Auctus Note and received a net amount of $150,000.  The Auctus Note entitles the holder to 12% interest per annum and matures on July 28, 2020.

Pursuant to the Auctus Note, Auctus may convert all or a portion of the outstanding principal of the Auctus Note into shares of Common Stock of the Company at a conversion price per share equal to the lower of (i) the closing price of the Common Stock on the trading day immediately prior to the date of issuance of the Auctus Note and (ii) 60% of the lowest trading price during the 25 prior trading days, subject to a floor of $0.50 per share of Common Stock during the 180 days following the issuance of the Auctus Note, provided, however, that if (i) the Common Stock is not deliverable by DWAC, the conversion price shall be reduced by 10%, (ii) the Company experiences a DTC “Chill” on its shares of Common Stock, the conversion price shall be reduced by 15% while such DTC “Chill” remains in effect, (iii) if both (i) and (ii) occur, the conversion price shall be reduced by an additional 25% and (iv) if the Company ceases to be a reporting company pursuant to the 1934 Act or if the Auctus Note cannot be converted into freely tradeable shares of Common Stock after 181 days after the issuance of the Auctus Note, the conversion price shall be reduced by an additional 15%. Auctus may not convert the Auctus Note to the extent that such conversion would result in beneficial ownership by Auctus and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the Auctus Note within 90 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 135%; if such prepayment is made between the 91st day and the 180th day after the issuance of the Auctus Note, then such redemption premium is 150%. After the 180th day following the issuance of the Auctus Note, there shall be no further right of prepayment.

At all times, the Company must have reserved the amount of shares of Common Stock equal to at least 1,000% the number of shares of Common Stock issuable upon conversion of the Auctus Note.

GS Capital Financing

On October 31, 2019, the Company entered into a Securities Purchase Agreement (the “GS SPA”) with GS Capital Partners, LLC (“GS”) pursuant to which GS agreed to purchase a convertible, redeemable promissory note (the “GS Note”) in the aggregate principal amount of $69,300. On October 31, 2019, the Company issued the GS Note and received a net amount of $63,000. The GS Note entitles the holder to 12% interest per annum and matures on October 31, 2020.

Under the GS Note, during the first six months after issuance, GS may convert all or a portion of the outstanding principal of the GS Note into shares of Common Stock at a fixed price equal to $0.25 per share.  Thereafter, the conversion price per share shall be equal to 55% of the lowest trading price during the 20 prior trading days (including the day upon which a notice of conversion is received), provided, however, that if the Company experiences a DTC “Chill” on its shares of Common Stock, the conversion price shall be reduced to 50% while such DTC “Chill” remains in effect. GS may not convert the GS Note to the extent that such conversion would result in beneficial ownership by GS and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the GS Note within 60 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 115%; if such prepayment is made between the 61st day and the 120th day after the issuance of the GS Note, then such redemption premium is 125%; if such prepayment is made from the 121st to the 180th day after issuance, then such redemption premium is 135%. After the 180th day following the issuance of the GS Note, there shall be no further right of prepayment.

In the event all or substantially all of the assets or equity of the Company is acquired by a third party, GS may elect to either (i) have the GS Note redeemed by the Company in cash at a premium of 150% of the principal amount of the GS Note, plus accrued but unpaid interest or (ii) convert the GS Note into shares of Common Stock of the Company at the applicable conversion price.

In connection with the GS Note, the Company agreed to cause its transfer agent to reserve 9,091,000 shares of Common Stock, in the event that the GS Note is converted.  GS has the right to periodically request that the number of shares reserved be increased to at least 400% the number of shares of Common Stock issuable upon conversion of the GS Note.

APG Capital Financing

On November 1, 2019, the Company entered into a Securities Purchase Agreement (the “APG SPA”) with APG Capital Holdings, LLC (“APG”) pursuant to which APG agreed to purchase a convertible redeemable promissory note (the “APG Note”) in the aggregate principal amount of $69,300. On November 1, 2019, the Company issued the APG Note and received a net amount of $63,000. The APG Note entitles the holder to 12% interest per annum and matures on November 1, 2020.

Under the APG Note, during the first six months after issuance, APG may convert all or a portion of the outstanding principal of the APG Note into shares of Common Stock at a fixed price equal to $0.25 per share.  Thereafter, the conversion price per share shall be equal to 60% of the lowest trading price during the 20 prior trading days (including the day upon which a notice of conversion is received), provided, however, that if the Company experiences a DTC “Chill” on its shares of Common Stock, the conversion price shall be reduced to 40% of the lowest trading price during the 20 prior trading days (including the day upon which a notice of conversion is received) while such DTC “Chill” remains in effect. APG may not convert the APG Note to the extent that such conversion would result in beneficial ownership by APG and its affiliates of more than 9.9% of the Company’s issued and outstanding Common Stock.

If the Company prepays the APG Note within 90 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 135%; if such prepayment is made between the 91st day and the 180th day after the issuance of the APG Note, then such redemption premium is 150%. After the 180th day following the issuance of the APG Note, there shall be no further right of prepayment.

In the event all or substantially all of the assets or equity of the Company is acquired by a third party, APG may elect to either (i) have the APG Note redeemed by the Company in cash at a premium of 150% of the principal amount of the APG Note, plus accrued but unpaid interest or (ii) convert the APG Note into shares of Common Stock of the Company at the applicable conversion price.

In connection with the APG Note, the Company agreed to cause its transfer agent to reserve 5,000,000 shares of Common Stock, in the event that the APG Note is converted.  APG has the right to periodically request that the number of shares reserved be increased to at least 400% of the number of shares of Common Stock issuable upon conversion of the APG Note.

Power Up Financing

On October 31, 2019, the Company entered into a Securities Purchase Agreement (the “Power Up SPA”) with Power Up Lending Group Ltd. (“Power Up”) pursuant to which Power Up agreed to purchase a convertible promissory note (the “Power Up Note”) in the aggregate principal amount of $83,000. On October 31, 2019, the Company issued the Power Up Note and received a net amount of $83,000. The Power Up Note entitles the holder to 12% interest per annum and matures on October 31, 2020.

Under the Power Up Note, Power Up may convert all or a portion of the outstanding principal of the Power Up Note into shares of Common Stock of the Company beginning on the date which is 180 days from the issuance date of the Power Up Note, at a price equal to 61% of the average of the lowest two trading prices during the 15 trading day period ending on the last complete trading date prior to the date of conversion, provided, however, that Power Up may not convert the Power Up Note to the extent that such conversion would result in beneficial ownership by Power Up and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the Power Up Note within 30 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 110%; if such prepayment is made between the 31st day and the 60th day after the issuance of the Power Up Note, then such redemption premium is 115%; if such prepayment is made from the 61st to the 90th day after issuance, then such redemption premium is 120%; and if such prepayment is made from the 91st to the 180th day after issuance, then such redemption premium is 125%. After the 180th day following the issuance of the Power Up Note, there shall be no further right of prepayment.

At all times, the Company must have reserved the amount of shares of Common Stock equal to at least 800% the number of shares of Common Stock issuable upon conversion of the Power Up Note.

EMA Financial Financing

On November 6, 2019, the Company entered into a Securities Purchase Agreement (the “EMA SPA”) with EMA Financial, LLC (“EMA”) pursuant to which EMA agreed to purchase a convertible promissory note (the “EMA Note”) in the aggregate principal amount of $61,000.  On November 7, 2019, the Company issued the EMA Note and received a net amount of $58,000.  The EMA Note entitles the holder to 10% interest per annum and matures on August 6, 2020.

Pursuant to the EMA Note, during the first 180 days after the issuance of the EMA Note, EMA may convert all or a portion of the outstanding principal of the EMA Note into shares of Common Stock of the Company at a price equal $0.25. Thereafter, the conversion price per share shall equal the lower of (i) $0.25, (ii) the lowest closing bid price during the 20 trading day period ending on the last complete trading date prior to the date of conversion and (iii) 60% of the lowest trading price during the prior consecutive 20 trading day period. EMA may not convert the EMA Note to the extent that such conversion would result in beneficial ownership by EMA and its affiliates of more than 4.99% of the Company’s issued and outstanding Common Stock.

If the Company prepays the EMA Note within 90 days of its issuance, the Company must pay all of the principal at a cash redemption premium of 135%; if such prepayment is made between the 91st day and the 180th day after the issuance of the EMA Note, then such redemption premium is 150%. After the 180th day following the issuance of the EMA Note, there shall be no further right of prepayment.

At all times, the Company must have reserved the amount of shares of Common Stock equal to at least 400% the number of shares of Common Stock issuable upon conversion of the EMA Note.

The foregoing summary of the terms of the JSJ Note, the MorningView Note, the Auctus Note, the GS Note, the APG Note, the Power Up Note, the EMA Note, the MorningView SPA, the Auctus SPA, the GS SPA, the APG SPA, the Power Up SPA and the EMA SPA are subject to, and qualified in its entirety by, the agreements and instruments attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6, 4.7, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the JSJ Note, the MorningView Note, the Auctus Note, the GS Note, the APG Note, the Power Up Note, the EMA Note, the MorningView SPA, the Auctus SPA, the GS SPA, the APG SPA, the Power Up SPA and the EMA SPA and the related agreements are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above with respect to the issuances of the JSJ Note, the MorningView Note, the Auctus Note, the GS Note, the APG Note, the Power Up Note, the EMA Note is incorporated herein by reference. The issuances of the JSJ Note, the MorningView Note, the Auctus Note, the GS Note, the APG Note, the Power Up Note, the EMA Note were made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

Item 8.01	Other Events.

As reported in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 22, 2019, the Company issued to (i) LG Capital Funding, LLC a convertible redeemable note (the “LG Note”) with a maturity date of May 14, 2020 and (ii) EMA a convertible note (the “May EMA Note”) with a maturity date of February 17, 2020. The Company paid off the LG Note in full on October 31, 2019 and the May EMA Note in full on November 4, 2019 with total payments of $71,250.41 and $96,478.62, respectively.

As reported on the Company’s current report on Form 8-K filed with the SEC on June 24, 2019, the Company issued to (i) Power Up a convertible note (the “May Power Up Note”) with a maturity date of March 15, 2020, (ii) APG a convertible redeemable note (the “May APG Note”) with a maturity date of May 15, 2020 and (iii) Odyssey Capital Funding, LLC a convertible redeemable note (the “Odyssey Note”) with a maturity date of June 19, 2020. The Company paid off the May Power Up Note in full on October 31, 2019, the May APG Note in full on November 1, 2019 and the Odyssey Note in full on November 8, 2019, with total payments of $155,598.36, $109,725.63 and $146,581.92, respectively.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Convertible Promissory Note, issued to JSJ Investments Inc., dated as of October 29, 2019.
4.2	Convertible Promissory Note, issued to MorningView Financial, LLC, dated as of October 24, 2019.
4.3	Convertible Promissory Note, issued to Auctus Fund, LLC, dated as of October 28, 2019.
4.4	Convertible Redeemable Note, issued to GS Capital Partners, LLC, dated as of October 30, 2019.
4.5	Convertible Redeemable Promissory Note, issued to APG Capital Holdings, LLC, dated as of November 1, 2019.
4.6	Convertible Promissory Note, issued to Power Up Lending Group Ltd., dated as of October 31, 2019.
4.7	Convertible Note, issued to EMA Financial, LLC, dated as of November 6, 2019.
10.1	Securities Purchase Agreement, dated as of October 24, 2019, by and between NanoFlex Power Corporation and MorningView Financial, LLC.
10.2	Securities Purchase Agreement, dated as of October 28, 2019, by and between NanoFlex Power Corporation and Auctus Fund, LLC.
10.3	Securities Purchase Agreement, dated as of October 30, 2019, by and between NanoFlex Power Corporation and GS Capital Partners, LLC.
10.4	Securities Purchase Agreement, dated as of November 1, 2019, by and between NanoFlex Power Corporation and APG Capital Holdings, LLC.
10.5	Securities Purchase Agreement, dated as of October 31, 2019, by and between NanoFlex Power Corporation and Power Up Lending Group Ltd.
10.6	Securities Purchase Agreement, dated as of November 6, 2019, by and between NanoFlex Power Corporation and EMA Financial, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2019

NanoFlex Power Corporation

By:	/s/ Dean L. Ledger
Name:	Dean L. Ledger
Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Convertible Promissory Note, issued to JSJ Investments Inc., dated as of October 29, 2019.
4.2	Convertible Promissory Note, issued to MorningView Financial, LLC, dated as of October 24, 2019.
4.3	Convertible Promissory Note, issued to Auctus Fund, LLC, dated as of October 28, 2019.
4.4	Convertible Redeemable Note, issued to GS Capital Partners, LLC, dated as of October 30, 2019.
4.5	Convertible Redeemable Promissory Note, issued to APG Capital Holdings, LLC, dated as of November 1, 2019.
4.6	Convertible Promissory Note, issued to Power Up Lending Group Ltd., dated as of October 31, 2019.
4.7	Convertible Note, issued to EMA Financial, LLC, dated as of November 6, 2019.
10.1	Securities Purchase Agreement, dated as of October 24, 2019, by and between NanoFlex Power Corporation and MorningView Financial, LLC.
10.2	Securities Purchase Agreement, dated as of October 28, 2019, by and between NanoFlex Power Corporation and Auctus Fund, LLC.
10.3	Securities Purchase Agreement, dated as of October 30, 2019, by and between NanoFlex Power Corporation and GS Capital Partners, LLC.
10.4	Securities Purchase Agreement, dated as of November 1, 2019, by and between NanoFlex Power Corporation and APG Capital Holdings, LLC.
10.5	Securities Purchase Agreement, dated as of October 31, 2019, by and between NanoFlex Power Corporation and Power Up Lending Group Ltd.
10.6	Securities Purchase Agreement, dated as of November 6, 2019, by and between NanoFlex Power Corporation and EMA Financial, LLC.